SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 1997




                              AVIATION GROUP, INC.
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             (Exact name of registrant as specified in its charter)



            TEXAS                        0-10124                 75-2631373
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


700 N. Pearl Street, Suite 2170
         Dallas, Texas                                             75201
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (214) 922-8100.




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
        ------------------------------------

     On August 19, 1997, Aviation Group, Inc., a Texas corporation ("the Company"), acquired all of the outstanding stock of Casper Air Service, a Wyoming corporation ("CAS"). In connection with the acquisition, the Company paid $1,167,000 and issued a total of 153,565 shares of Common Stock to the selling CAS shareholders. The number of shares issued by the Company was based on the Company's initial public offering price for its Common Stock of $5.75 per share and a total value of approximately $883,000 in stock delivered to CAS shareholders. The Company obtained the funds used in this acquisition from the net proceeds from the Company's initial public offering, which was also consummated on August 19, 1997.

     CAS is a full-service, fixed-base operation located at Natrona County International Airport in Casper, Wyoming and has been in business continuously since 1946. CAS offers aircraft line services, aircraft repair and maintenance, aircraft parts distribution, aircraft charter flights and aircraft sales.

     The aircraft line services offered by CAS include aircraft refueling, de-icing, cleaning and heating, and weather information, refreshments, lounge areas and ground transportation for pilots and passengers. The FAA certified service department of CAS provides maintenance and overhaul services for piston and turbo-charged aircraft engines, propellers, accessories and avionics systems. The parts department of CAS sells to customers located outside the United States and outside the Rocky Mountain region as well as in connection with its service operations. CAS is the fourth largest wholesaler of Cessna parts in the United States. CAS has offered charter flights since its inception in 1946. The Company has determined to discontinue the charter operations of CAS in the near future.

     At and for the fiscal year ended April 30, 1997, CAS had total assets of $3,625,000, total liabilities of $2,793,000, net sales of $8,573,000 and net income of $272,000.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
        ---------------------------------------------


     (a)  Previous independent accountants

     The Company's principal independent accountant, Arsement, Redd & Morella, LLC, resigned effective September 3, 1997. The audit report of Arsement, Redd & Morella, LLC for the Company's financial statements for the period ended June 30, 1996 did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the period ended June 30, 1996 and through September 3, 1997, there have been no disagreements with Arsement, Redd & Morella, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arsement, Redd & Morella, LLC, would have caused them to make reference thereto in their report on the financial statements for such period.

     The decision to change accountants was approved by the Company's Board of Directors.





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     (b)  New independent accountants

     The Company has engaged Price Waterhouse, LLP as its new independent accountant as of September 3, 1997.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

     (a) Financial Statements of the Businesses Acquired. The audited financial statements of CAS for the two fiscal years ended April 30, 1996 and the unaudited interim financial statements of CAS for the nine-month period ended January 31, 1997 are incorporated by reference herein from the Form SB-2 Registration Statement of the Company (File No. 333-22727). The audited financial statements of CAS for the fiscal year ended April 30, 1997 have not been completed and are not included in this Form 8-K Current Report. The Company expects that the audited financial statements of CAS for the fiscal year ended April 30, 1997 will be completed and filed by amendment to this Form 8-K Current Report within 75 days after the date of this Form 8-K Current Report.

     (b) Proforma Financial Information. The Company's proforma consolidated statements of operation for the fiscal year ended June 30, 1996 and for the nine months ended March 31, 1997 and the Company's proforma consolidated balance sheet as of March 31, 1997 are incorporated by reference herein from the Form SB-2 Registration Statement of the Company (File No. 333-22727). The proforma financial statements of the Company will be updated by amendment to this Form 8-K not later than 75 days after the date of this Form 8-K Current Report.

     (c) Exhibits.

Exhibit No.       Description
-----------       -----------
     2.1          Stock  Purchase  Agreement  dated as of April 18,  1997  among
                  Aviation Group, Inc., Casper Air Service, and the shareholders of Casper Air Service (incorporated herein by reference to Exhibit 10.19 of Registrant's Form SB-2 Registration Statement
                  (File No. 333-22727))

     2.2 First Amendment to Stock Purchase Agreement dated June 16, 1997 among Aviation Group, Inc., Casper Air Service, and the shareholders of Casper Air Service

     2.3 Second Amendment to Stock Purchase Agreement dated July 31, 1997 among Aviation Group, Inc., Casper Air Service, and the shareholders of Casper Air Service

     2.4 Third Amendment to Stock Purchase Agreement dated August 11, 1997 among Aviation Group, Inc., Casper Air Service, and the shareholders of Casper Air Service

     16.1         Letter from Arsement, Redd & Morella, LLC

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   September 3, 1997.


                                           AVIATION GROUP, INC.


                                           By:    /s/ Lee Sanders
                                                  ------------------------------
                                                  Lee Sanders, President









CORPDAL:81907.1  99999-1





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